SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): January 5, 2022

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	+1 (646) 416-8000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NMRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2022, the Board of Directors of Nemaura Medical, Inc. (the “Company”) appointed Arash Ghadar to serve as the Company’s Chief Operating Officer.

From November 2010 until December 2021, Dr. Ghadar, age 45, served as Technical Director of Datalink Electronics (“Datalink”) in Loughborough, England, where he managed the design team as an autonomous entity within Datalink. He was responsible for management of the day-to-day operations, business planning, legal affairs, finance, sales, and business development of the design team. In this role, he also oversaw numerous technical projects for healthcare and industrial customers that included product development lifecycle, feasibility studies, design, development, prototyping, validation, certification, quality management, and volume manufacturing.

Dr. Ghadar is also currently a non-executive director at Medilink Midlands, the Midlands (England) Life Sciences industry association with a vision to stimulate the growth of the Midlands life science sector. He has a BSc Degree and Masters in Electronics and Control Systems Engineering, where he achieved a First Class degree and Distinction respectively, and he also has a Ph.D. in Biosensors from the University of Warwick (U.K.).

On January 5, 2022, in connection with Dr. Ghadar’s appointment, the Company and Dr. Ghadar entered into a Statement of Main Terms of Employment (the “Statement”). Pursuant to the terms of the Statement, the Company agreed to pay Dr. Ghadar an annual base salary of £105,000 (approximately $142,679) in exchange for his services as Chief Operating Officer. Dr. Ghadar also is eligible to receive a performance related bonus of up to 10%, as well as stock options based on key business and commercial milestones and performance metrics.

The foregoing summary of the Statement does not purport to be complete and is qualified in its entirety by reference to the Statement. A copy of the Statement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 10, 2022, the Company issued a press release announcing the hiring of Dr. Ghadar as Chief Operating Officer. The press release is attached hereto as Exhibit 99.1 and, except with regard to the websites referenced therein, is incorporated herein by reference.

Beginning on January 10, 2022, the Company’s management will deliver the investor presentation attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information included in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K, including on Exhibits 99.1 and 99.2 hereto, that are not historical facts constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, which may cause actual results, performance, or achievements to differ materially from those expressed or implied. Any forward-looking statement speaks only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.

The words "believe," "anticipate," "design," "estimate," "plan," "predict," "seek," "expect," "intend," "may," "could," "should," "potential," "likely," "projects," "continue," "will," and "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are not guarantees of the future as there are a number of meaningful factors that could cause the Company’s actual results to vary materially from those indicated by such forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors the Company believes are appropriate in the circumstances. Factors which could cause actual results to differ from expectations, many of which are beyond the Company’s control, include, but are not limited to, obtaining regulatory approval for our sugarBEAT device, conducting successful clinical trials, executing agreements required to successfully advance the Company's objectives; retaining the management and scientific team to advance the product; overcoming adverse changes in market conditions and the regulatory environment; obtaining and enforcing intellectual property rights; obtaining adequate financing in the future through product licensing, public or private equity or debt financing or otherwise; dealing with general business conditions and competition; and other factors referenced in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021, as the same may be updated from time to time. Except as required by law, we do not assume any obligation to update any forward-looking statement. We disclaim any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Statement of Main Terms of Employment dated January 5, 2022.
99.1	Press release of the registrant.
99.2	Investor presentation of the registrant.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEMAURA MEDICAL INC.

By:	/s/ Dewan F. H. Chowdhury
Dewan F. H. Chowdhury Chief Executive Officer

Date: January 10, 2022